Exhibit 10.2

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT (the “Amendment”), dated as of October 22, 2014, is among LENNOX INTERNATIONAL INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

RECITALS:

The Borrower, the Administrative Agent, and the lenders listed on the signature pages thereto have entered into that certain Fourth Amended and Restated Revolving Credit Facility Agreement dated as of October 21, 2011 (as the same may hereafter be amended or otherwise modified, the “Agreement”). The Borrower, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1.

Definitions

Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendment

Section 2.1. Amendment to Schedule 6.01. Schedule 6.01 to the Agreement is hereby deleted in its entirety and the Schedule 6.01 attached hereto is inserted in its entirety in lieu thereof.

ARTICLE 3.

Conditions Precedent

Section 3.1. Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) The Administrative Agent shall have received such additional documentation and information as the Administrative Agent or its legal counsel may request;

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(c) The representations and warranties of each Loan Party set forth herein and in all other Loan Documents shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects), as of such earlier date;

(d) No Default shall have occurred and be continuing; and

(e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.

ARTICLE 4.

Ratifications, Representations and Warranties

Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.

Section 4.2. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Borrower and each other Loan Party and does not and will not: (1) violate any provision of law applicable to the Borrower or any other Loan Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of the Borrower or any other Loan Party or any order, judgment, or decree of any court or agency of government binding upon the Borrower or any other Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Borrower or any other Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of the Borrower or any other Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of the Borrower or any other Loan Party.

IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND EACH OTHER LOAN

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PARTY (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(b) RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY OTHER LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 5.

Miscellaneous

Section 5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

Section 5.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 5.3. Expenses of Lender. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent or any Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of the Administrative Agent’s legal counsel.

Section 5.4. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 5.5. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the applicable law pertaining in

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the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

Section 5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender and the Borrower and their respective successors and assigns, except the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any assignment or other transfer made in violation of this Section shall be void.

Section 5.7. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Section 5.11. Required Lenders. Pursuant to Section 10.02 of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders (other than Defaulting Lenders) having Revolving Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Exposures and unused Commitments.

[Signatures on Following Page.]

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Executed as of the date first written above.

LENNOX INTERNATIONAL INC., as the Borrower

By:	/s/ Rick Pelini
Rick Pelini, Vice President and Treasurer

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
individually as a Lender and as the Administrative Agent

By:	/s/ Gregory Martin
Gregory T. Martin, Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

Bank of America, N.A.
as a Lender

By:	/s/ Allison W. Connally
	Name:	Allison W. Connally
	Title:	Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

PNC BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ Christian S. Brown
	Name:	Christian S. Brown
	Title:	Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
as a Lender

By:	/s/ Thomas Danielson
	Name:	Thomas Danielson
	Title:	Authorized Signatory

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

US Bank, National Association
as a Lender

By:	/s/ Steven Dixon
	Name:	Steven Dixon
	Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

Amegy Bank NA
as a Lender

By:	/s/ Claire Harrison
	Name:	Claire Harrison
	Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

BOKF, NA dba Bank of Texas
as a Lender

By:	/s/ Matt Renna
	Name:	Matt Renna
	Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

COMERICA BANK
as a Lender

By:	/s/ Ventoba Terry
	Name:	Ventoba Terry
	Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

Fifth Third Bank
as a Lender

By:	/s/ Glen Mastey
	Name:	Glen Mastey
	Title:	Managing Director

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

The Northern Trust Company
as a Lender

By:	/s/ Sara Bravo McCaulay
	Name:	Sara Bravo McCaulay
	Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

BRANCH BANKING AND TRUST COMPANY
as a Lender

By:	/s/ Allen K. King
	Name:	Allen K. King
	Title:	Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

COMPASS BANK
as a Lender

By:	/s/ Susan Campulano
	Name:	Susan Campulano
	Title:	Senior Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

Morgan Stanley Bank NA
as a Lender

By:	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

Suntrust Bank
as a Lender

By:	/s/ Vinay Desai
	Name:	Vinay Desai
	Title:	Vice President

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ Michael Grad
	Name:	Michael Grad
	Title:	Director

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

Subsidiary Guarantor Consent

Each of the undersigned Subsidiary Guarantors: (i) consents and agrees to this Amendment; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against it in accordance with their respective terms; and (iii) agree that the obligations, indebtedness and liabilities of the Borrower arising under this Amendment are “Obligations” as defined in the Agreement and “Guaranteed Indebtedness” as defined in the Guaranty Agreement to which it is a party.

ALLIED AIR ENTERPRISES LLC
ADVANCED DISTRIBUTOR PRODUCTS LLC
HEATCRAFT INC.
HEATCRAFT REFRIGERATION PRODUCTS LLC
LENNOX GLOBAL LTD.
LENNOX INDUSTRIES INC.
LGL AUSTRALIA (US) INC.
LENNOX NATIONAL ACCOUNT SERVICES LLC

By:	/s/ Rick Pelini
Rick Pelini, Authorized Officer for each Subsidiary Guarantor

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Signature Page

SCHEDULE 6.01

TO

LENNOX INTERNATIONAL INC.

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT

FACILITY AGREEMENT

EXISTING INDEBTEDNESS

Indebtedness owing to BTMU Capital Leasing & Finance, Inc. arising in connection with the Synthetic Lease in the initial amount of $41,202,994 (the “Synthetic Lease”).

Indebtedness of up to 80 million Mexican Pesos owed by Kysor Warren de Mexico, S. de R.L. de C.V. under a promissory note dated September 29, 2014

Indebtedness of up to 10 million Euros owed by LGL Holland B.V. to Bank of America, National Association Amsterdam Branch under an uncommitted credit facility initially dated April 17, 2012 and subsequently amended.

Amounts owed under a $450 million stock repurchase agreement to be entered into in October, 2014.

Amounts owed in connection with Tift County Development Authority Industrial Development Revenue Bonds (Heatcraft Refrigeration Products LLC Project), in the initial amounts of US $12.7 million and US $3.6 million.

Amounts owed in connection with the General Obligation Industrial Development Refunding Bonds of Grenada County, Missisippi, in the initial amount of US $5,040,000.

Amounts owed in connection with loans of up to 37,310,990 Brazilian Reals made to Heatcraft do Brasil.

Up to US $53,613,176 owed in connection with letters of credit issued by Chase, Wells Fargo, US Bank and Scotia Bank.

SCHEDULE 6.01 to FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT FACILITY AGREEMENT, Solo Page